Exhibit 99.1

Amerada Hess Reports Estimated Results for the Fourth Quarter of 2005

   NEW YORK--(BUSINESS WIRE)--Jan. 25, 2006--Amerada Hess Corporation (NYSE:AHC) reported net income of $452 million for the fourth quarter of 2005 compared with net income of $229 million for the fourth quarter of 2004. For the full year, net income was $1,242 million compared with $977 million in 2004. See the following page for a table of items affecting the comparability of earnings between periods. The after-tax results by major operating activity in 2005 and 2004 were as follows:

                               Three months ended      Year ended
                                   December 31         December 31
                               ------------------- -------------------
                                  2005*     2004*     2005*     2004
                               ---------- -------- ---------- --------
                               (In millions, except per share amounts)
Exploration and Production          $298     $211     $1,058     $755
Marketing and Refining               229       93        515      451
Corporate                            (41)     (36)      (191)     (85)
Interest expense                     (34)     (39)      (140)    (151)
                               ---------- -------- ---------- --------

Net income from continuing
 operations                         $452     $229     $1,242     $970

Discontinued operations                -        -          -        7
                               ---------- -------- ---------- --------

Net income                          $452     $229     $1,242     $977
                               ========== ======== ========== ========

Net income per share (diluted)     $4.31    $2.22     $11.94    $9.57
                               ========== ======== ========== ========

Weighted average number of
 shares (diluted)                  104.8    103.0      104.0    102.1
                               ========== ======== ========== ========

* Unaudited

    Exploration and Production earnings were $298 million in the fourth quarter of 2005 compared with $211 million in the fourth quarter of 2004. The Corporation's oil and gas production, on a barrel-of-oil equivalent basis, was 316,000 barrels per day in the fourth quarter of 2005 compared with 346,000 barrels per day in the fourth quarter of 2004. Hurricane activity in the Gulf of Mexico reduced fourth quarter 2005 production by approximately 19,000 barrels of oil equivalent per day. The remainder of the production decrease is primarily due to increased maintenance activity in the North Sea.
    In the fourth quarter of 2005, the Corporation's average worldwide crude oil selling price, including the effect of hedging, was $34.09 per barrel, an increase of $6.78 per barrel from the fourth quarter of 2004. The Corporation's average United States natural gas selling price was $11.75 per Mcf in the fourth quarter of 2005, an increase of $5.92 per Mcf from the fourth quarter of 2004.
    Marketing and Refining earnings were $229 million in the fourth quarter of 2005 compared with $93 million in the fourth quarter of 2004. Refining earnings were $83 million in the fourth quarter of 2005 compared with $36 million in the fourth quarter of 2004. The increased Refining earnings reflect higher refined product margins. Marketing operations generated earnings of $131 million in the fourth quarter of 2005, compared with $64 million in the same period of 2004, principally reflecting higher margins on refined product sales, increased sales volumes and income of $25 million ($40 million before income taxes) from the partial liquidation of prior year LIFO inventories.
    The following items, on an after-tax basis, are included in net income in the fourth quarter and full year of 2005 and 2004 (in millions):

                                 Three months ended     Year ended
                                    December 31        December 31
                                 ------------------ ------------------
                                   2005      2004     2005      2004
                                 --------  -------- --------  --------
Exploration and Production
--------------------------
     Hurricane related costs        $(12)       $-     $(26)       $-
     Gains from asset sales           30        21       41        54
     Income tax adjustments            -        19       11        19
     Legal settlement                  -         -       11         -
     Accrued severance and office
      costs                            -         -        -        (9)
Marketing and Refining
----------------------
     LIFO inventory liquidation       25        12       32        12
     Charge related to customer
      bankruptcy                      (8)        -       (8)        -
Corporate
---------
     Premiums on bond repurchases    (19)        -      (26)        -
     Tax on repatriated earnings       -         -      (72)        -
     Income tax adjustments            -         -        -        13
     Insurance accrual                 -       (13)       -       (13)
                                 --------  -------- --------  --------

                                     $16       $39     $(37)      $76
                                 ========  ======== ========  ========

    The fourth quarter 2005 asset sales represent the disposal of several non-producing properties in the United Kingdom. Marketing and Refining results in the fourth quarter of 2005 include income from the partial liquidation of prior year LIFO inventories and a charge resulting from the bankruptcy of a customer in the utility industry. In the fourth quarter of 2005, the Corporation repurchased $497 million of bonds with maturities from 2006 to 2009 at a premium of $29 million, before income taxes.
    Net cash provided by operating activities was $1,840 million in 2005 compared with $1,903 million in 2004. Capital and exploratory expenditures for the year 2005 amounted to $2,490 million of which $2,384 million related to exploration and production activities. Capital and exploratory expenditures for the year 2004 amounted to $1,650 million, including $1,563 million for exploration and production.
    At December 31, 2005, cash and short-term investments totaled $325 million compared with $877 million at December 31, 2004. The Corporation's debt to capitalization ratio at December 31, 2005 was 37.6% compared with 40.7% at the end of 2004. Total debt was $3,785 million at December 31, 2005 and $3,835 million at December 31, 2004.


        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
                             (IN MILLIONS)

                                             Fourth   Fourth   Third
                                            Quarter  Quarter  Quarter
                                              2005     2004     2005
                                            -------- -------- --------

Income Statement
----------------
 Revenues and Non-operating Income
   Sales and other operating revenues       $ 7,059  $ 4,612  $ 5,769
   Non-operating income
     Equity in income of HOVENSA L.L.C.          67       21      151
     Gains on asset sales                        30       32       --
     Other                                      (10)      32       36
                                            -------- -------- --------

       Total revenues and non-operating
        income                                7,146    4,697    5,956
                                            -------- -------- --------

 Costs and Expenses
   Cost of products sold                      5,367    3,321    4,424
   Production expenses                          284      239      256
   Marketing expenses                           238      200      202
   Exploration expenses, including dry holes
    and lease impairment                         86       83       91
   Other operating expenses                      37       48       31
   General and administrative expenses          103       90       83
   Interest expense                              55       62       54
   Depreciation, depletion and
    amortization                                258      275      251
                                            -------- -------- --------

       Total costs and expenses               6,428    4,318    5,392
                                            -------- -------- --------

   Income before income taxes                   718      379      564
   Provision for income taxes                   266      150      292
                                            -------- -------- --------

   Net income                               $   452  $   229  $   272
                                            ======== ======== ========

   Preferred stock dividends                     12       12       12
                                            -------- -------- --------

   Net income applicable to common
    stockholders                            $   440  $   217  $   260
                                            ======== ======== ========

Supplemental Income Statement Information
-----------------------------------------
 Foreign currency gains, after-tax          $     2  $    (1) $     2
 Capitalized interest                            23       13       22

Cash Flow Information
---------------------
 Net cash provided by operating
  activities (*)                            $   289  $   254  $   484

Capital and Exploratory Expenditures
------------------------------------
 Exploration and Production
   United States                            $    95  $   124  $    74
   International                                654      312      600
                                            -------- -------- --------

       Total Exploration and Production         749      436      674
   Marketing and Refining                        32       42       25
                                            -------- -------- --------

       Total Capital and Exploratory
        Expenditures                        $   781  $   478  $   699
                                            ======== ======== ========

 Exploration expenses charged to income
  included above
   United States                            $    28  $    32  $    30
   International                                 29       17       12
                                            -------- -------- --------

                                            $    57  $    49  $    42
                                            ======== ======== ========

(*) Includes changes in working capital


        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
                             (IN MILLIONS)

                                                           Year
                                                     -----------------

                                                       2005     2004
                                                     -------- --------
Income Statement
----------------
  Revenues and Non-operating Income
    Sales and other operating revenues               $22,747  $16,733
    Non-operating income
      Equity in income of HOVENSA L.L.C.                 376      244
      Gains on asset sales                                48       55
      Other                                               84       94
                                                     -------- --------

      Total revenues and non-operating income         23,255   17,126
                                                     -------- --------

  Costs and Expenses
    Cost of products sold                             17,041   11,971
    Production expenses                                1,007      825
    Marketing expenses                                   842      737
    Exploration expenses, including dry holes and
     lease impairment                                    397      287
    Other operating expenses                             136      195
    General and administrative expenses                  357      342
    Interest expense                                     224      241
    Depreciation, depletion and amortization           1,025      970
                                                     -------- --------

      Total costs and expenses                        21,029   15,568
                                                     -------- --------

    Income from continuing operations before income
     taxes                                             2,226    1,558
    Provision for income taxes                           984      588
                                                     -------- --------

    Income from continuing operations                  1,242      970

    Discontinued operations                               --        7
                                                     -------- --------

    Net income                                       $ 1,242  $   977
                                                     ======== ========

    Preferred stock dividends                             48       48
                                                     -------- --------

    Net income applicable to common stockholders     $ 1,194  $   929
                                                     ======== ========

Supplemental Income Statement Information
-----------------------------------------
  Foreign currency gains, after-tax                  $    18  $     6
  Capitalized interest                                    80       54

Cash Flow Information
---------------------
  Net cash provided by operating activities (*)      $ 1,840  $ 1,903

Capital and Exploratory Expenditures
------------------------------------
  Exploration and Production
    United States                                    $   353  $   446
    International                                      2,031    1,117
                                                     -------- --------

      Total Exploration and Production                 2,384    1,563
  Marketing and Refining                                 106       87
                                                     -------- --------

      Total Capital and Exploratory Expenditures     $ 2,490  $ 1,650
                                                     ======== ========

  Exploration expenses charged to income included
   above
    United States                                    $    89  $    89
    International                                         60       40
                                                     -------- --------

                                                     $   149  $   129
                                                     ======== ========

(*) Includes changes in working capital


        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
                             (IN MILLIONS)

                                               December 31 December 31
                                                  2005        2004
                                               ----------- -----------
Balance Sheet Information
-------------------------

  Cash and short-term investments              $      325  $      877
  Other current assets                              4,965       3,458
  Investments                                       1,389       1,254
  Property, plant and equipment - net               9,512       8,505
  Other assets                                      2,924       2,218
                                               ----------- -----------

    Total assets                               $   19,115  $   16,312
                                               =========== ===========

  Current portion of long-term debt            $       26  $       50
  Other current liabilities                         6,421       4,647
  Long-term debt                                    3,759       3,785
  Deferred liabilities and credits                  2,623       2,233
  Stockholders' equity excluding other
   comprehensive income (loss)                      7,813       6,621
  Accumulated other comprehensive income (loss)    (1,527)     (1,024)
                                               ----------- -----------

    Total liabilities and stockholders' equity $   19,115  $   16,312
                                               =========== ===========


        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
            EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
                             (IN MILLIONS)

                                             Fourth Quarter 2005
                                        ------------------------------
                                        United
                                        States  International   Total
                                        ------- -------------- -------


 Sales and other operating revenues       $274           $826  $1,100
 Non-operating income (expenses)             3             28      31
                                        ------- -------------- -------
            Total revenues                 277            854   1,131
                                        ------- -------------- -------
 Costs and expenses
  Production expenses, including related
   taxes                                    70            214     284
  Exploration expenses, including dry
   holes and lease impairment               34             52      86
  General, administrative and other
   expenses                                 21             22      43
  Depreciation, depletion and
   amortization                             24            216     240
                                        ------- -------------- -------
            Total costs and expenses       149            504     653
                                        ------- -------------- -------

  Results of operations before income
   taxes                                   128            350     478
  Provision for income taxes                43            137     180
                                        ------- -------------- -------
 Results of operations                     $85           $213    $298
                                        ======= ============== =======

                                             Fourth Quarter 2004
                                        ------------------------------
                                        United
                                        States  International   Total
                                        ------- -------------- -------


 Sales and other operating revenues       $278           $651    $929
 Non-operating income (expenses)            28             19      47
                                        ------- -------------- -------
            Total revenues                 306            670     976
                                        ------- -------------- -------
 Costs and expenses
  Production expenses, including related
   taxes                                    55            184     239
  Exploration expenses, including dry
   holes and lease impairment               35             48      83
  General, administrative and other
   expenses                                  8             28      36
  Depreciation, depletion and
   amortization                             52            210     262
                                        ------- -------------- -------
            Total costs and expenses       150            470     620
                                        ------- -------------- -------

  Results of operations before income
   taxes                                   156            200     356
  Provision for income taxes                50             95     145
                                        ------- -------------- -------
 Results of operations                    $106           $105    $211
                                        ======= ============== =======

                                              Third Quarter 2005
                                        ------------------------------
                                        United
                                        States  International   Total
                                        ------- -------------- -------


 Sales and other operating revenues       $275           $767  $1,042
 Non-operating income (expenses)            --             16      16
                                        ------- -------------- -------
            Total revenues                 275            783   1,058
                                        ------- -------------- -------
 Costs and expenses
  Production expenses, including related
   taxes                                    76            180     256
  Exploration expenses, including dry
   holes and lease impairment               40             51      91
  General, administrative and other
   expenses                                 13             19      32
  Depreciation, depletion and
   amortization                             36            200     236
                                        ------- -------------- -------
            Total costs and expenses       165            450     615
                                        ------- -------------- -------

  Results of operations before income
   taxes                                   110            333     443
  Provision for income taxes                41            167     208
                                        ------- -------------- -------
 Results of operations                     $69           $166    $235
                                        ======= ============== =======


        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
            EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
                             (IN MILLIONS)

                                                  Year 2005
                                        ------------------------------
                                        United
                                        States  International   Total
                                        ------- -------------- -------


Sales and other operating revenues      $1,097         $3,113  $4,210
Non-operating income (expenses)             (1)            95      94
                                        ------- -------------- -------
           Total revenues                1,096          3,208   4,304
                                        ------- -------------- -------
Costs and expenses
 Production expenses, including related
  taxes                                    253            754   1,007
 Exploration expenses, including dry
  holes and lease impairment               233            164     397
 General, administrative and other
  expenses                                  74             66     140
 Depreciation, depletion and
  amortization                             145            820     965
                                        ------- -------------- -------
           Total costs and expenses        705          1,804   2,509
                                        ------- -------------- -------

 Results of operations before income
  taxes                                    391          1,404   1,795
 Provision for income taxes                141            596     737
                                        ------- -------------- -------
Results of operations                     $250           $808  $1,058
                                        ======= ============== =======

                                                  Year 2004
                                        ------------------------------
                                        United
                                        States  International   Total
                                        ------- -------------- -------

Sales and other operating revenues        $909         $2,507  $3,416
Non-operating income (expenses)             26             64      90
                                        ------- -------------- -------
           Total revenues                  935          2,571   3,506
                                        ------- -------------- -------
Costs and expenses
 Production expenses, including related
  taxes                                    198            627     825
 Exploration expenses, including dry
  holes and lease impairment               135            152     287
 General, administrative and other
  expenses                                  57             93     150
 Depreciation, depletion and
  amortization                             147            771     918
                                        ------- -------------- -------
           Total costs and expenses        537          1,643   2,180
                                        ------- -------------- -------

 Results of operations before income
  taxes                                    398            928   1,326
 Provision for income taxes                141            430     571
                                        ------- -------------- -------
Results of operations                     $257           $498    $755
                                        ======= ============== =======


        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                      SUPPLEMENTAL OPERATING DATA
           (IN THOUSANDS, EXCEPT FOR AVERAGE SELLING PRICES)

                                               Fourth  Fourth   Third
                                               Quarter Quarter Quarter
                                                2005    2004    2005
                                               ------- ------- -------

Operating Data
--------------
 Net Production Per Day
 ----------------------
  Crude oil - barrels
   United States                                   37      50      42
   Europe                                         105     114     102
   Africa, Asia and other                          76      66      74
                                               ------- ------- -------

               Total                              218     230     218
                                               ======= ======= =======

  Natural gas liquids - barrels
   United States                                    9      14      11
   Europe                                           4       6       2
                                               ------- ------- -------

               Total                               13      20      13
                                               ======= ======= =======

  Natural gas - mcf
   United States                                  112     178     125
   Europe                                         254     316     218
   Africa, Asia and other                         147      82     141
                                               ------- ------- -------

               Total                              513     576     484
                                               ======= ======= =======

  Barrels of oil equivalent                       316     346     312
                                               ======= ======= =======

 Average Selling Price (including hedging)
 -----------------------------------------
  Crude oil - per barrel
   United States                               $30.95  $29.92  $34.86
   Europe                                       33.50   25.98   34.59
   Africa, Asia and other                       36.21   27.65   37.75

  Natural gas liquids - per barrel
   United States                               $48.67  $33.31  $40.90
   Europe                                       44.60   37.15   36.77

  Natural gas - per mcf
   United States                               $11.75   $5.83   $8.53
   Europe                                        6.91    4.42    4.12
   Africa, Asia and other                        4.04    4.19    4.12

 Average Selling Price (excluding hedging)
 -----------------------------------------
  Crude oil - per barrel
   United States                               $54.85  $43.20  $58.32
   Europe                                       53.10   42.55   59.47
   Africa, Asia and other                       54.77   41.33   59.56

  Natural gas liquids - per barrel
   United States                               $48.67  $33.31  $40.90
   Europe                                       44.60   37.15   36.77

  Natural gas - per mcf
   United States                               $11.75   $6.08   $8.53
   Europe                                        6.91    4.42    4.12
   Africa, Asia and other                        4.04    4.19    4.12


        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                      SUPPLEMENTAL OPERATING DATA
           (IN THOUSANDS, EXCEPT FOR AVERAGE SELLING PRICES)

                                                            Year
                                                       ---------------
                                                        2005    2004
                                                       ------- -------

Operating Data
--------------
  Net Production Per Day
  ----------------------
   Crude oil - barrels
    United States                                          44      44
    Europe                                                110     119
    Africa, Asia and other                                 74      65
                                                       ------- -------

                Total                                     228     228
                                                       ======= =======

   Natural gas liquids - barrels
    United States                                          12      12
    Europe                                                  4       6
                                                       ------- -------

                Total                                      16      18
                                                       ======= =======

   Natural gas - mcf
    United States                                         137     171
    Europe                                                274     319
    Africa, Asia and other                                133      85
                                                       ------- -------

                Total                                     544     575
                                                       ======= =======

   Barrels of oil equivalent                              335     342
                                                       ======= =======


  Average Selling Price (including hedging)
  -----------------------------------------
   Crude oil - per barrel
    United States                                      $32.64  $27.42
    Europe                                              33.13   26.18
    Africa, Asia and other                              34.16   27.19

   Natural gas liquids - per barrel
    United States                                      $38.50  $29.50
    Europe                                              37.13   27.44

   Natural gas - per mcf
    United States                                       $7.93   $5.18
    Europe                                               5.29    3.96
    Africa, Asia and other                               4.02    3.90

  Average Selling Price (excluding hedging)
  -----------------------------------------
   Crude oil - per barrel
    United States                                      $51.16  $38.56
    Europe                                              52.22   37.57
    Africa, Asia and other                              51.97   37.16

   Natural gas liquids - per barrel
    United States                                      $38.50  $29.50
    Europe                                              37.13   27.44

   Natural gas - per mcf
    United States                                       $7.93   $5.53
    Europe                                               5.29    3.96
    Africa, Asia and other                               4.02    3.90

        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                       HEDGED PRICES AND VOLUMES

                                               Brent Crude Oil
                                        ------------------------------
Maturity                                   Average      Thousands of
                                         Selling Price barrels per day
--------                                -------------- ---------------
2006                                          $28.10               30
2007                                           25.85               24
2008                                           25.56               24
2009                                           25.54               24
2010                                           25.78               24
2011                                           26.37               24
2012                                           26.90               24

Note: There were no WTI crude oil or natural gas hedges outstanding at December 31, 2005.


        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
   MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA

                                            Fourth   Fourth   Third
                                           Quarter  Quarter  Quarter
                                             2005     2004     2005
                                           -------- -------- --------

Financial Information (in millions)
-----------------------------------

  Marketing and Refining Earnings
  -------------------------------
  Income before income taxes               $   358  $   139  $   202
  Provision for income taxes                   129       46       77
                                           -------- -------- --------

    Marketing and Refining Earnings        $   229  $    93  $   125
                                           ======== ======== ========

  Summary of Marketing and Refining
   Earnings
  ---------------------------------
    Refining                               $    83  $    36  $   144
    Marketing                                  131       64      (22)
    Trading                                     15       (7)       3
                                           -------- -------- --------

      Total Marketing and Refining
       Earnings                            $   229  $    93  $   125
                                           ======== ======== ========

----------------------------------------------------------------------

Operating Data (in thousands unless noted)
------------------------------------------

  Refined Product Sales (barrels per day)
  ---------------------------------------
    Gasoline                                   218      181      226
    Distillates                                170      152      104
    Residuals                                   78       56       43
    Other                                       53       41       37
                                           -------- -------- --------

      Total                                    519      430      410
                                           ======== ======== ========

  Refinery Throughput (barrels per day)
  -------------------------------------
    HOVENSA - Crude runs                       482      472      413
    HOVENSA - AHC 50% share                    241      236      206
    Port Reading                                64       55       62

                     ---------------------
Refinery Utilization   Refinery Capacity
--------------------   -----------------
  HOVENSA            (thousands of barrels
                           per day)
    Crude                     500             96.3%    94.4%    82.5%*
    FCC                       150             87.1%    86.2%    89.7%
    Coker                      58             85.3%    84.1%    92.4%
  Port Reading                 65             98.5%    89.0%    95.5%
                     ---------------------

* Reflects reduced utilization from scheduled maintenance.

  Retail Marketing
  ----------------
    Number of retail stations (a)            1,354    1,254    1,358
    Convenience store revenue (in
     millions) (b)                         $   241  $   228  $   260
    Average gasoline volume per station
     (gallons per month) (b)                   199      194      211

(a) Includes company operated, branded/dealer and Wilco-Hess.
(b) Company operated only.


        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
   MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA

                                                      Year
                                             -----------------------
                                                2005        2004
                                             ----------- -----------

Financial Information (in millions)
-----------------------------------

  Marketing and Refining Earnings
  -------------------------------
  Income before income taxes                   $  813      $  610
  Provision for income taxes                      298         159
                                             ----------- -----------

    Marketing and Refining Earnings            $  515      $  451
                                             =========== ===========

  Summary of Marketing and Refining Earnings
  ------------------------------------------
    Refining                                   $  346      $  302
    Marketing                                     136         112
    Trading                                        33          37
                                             ----------- -----------

      Total Marketing and Refining Earnings    $  515      $  451
                                             =========== ===========

----------------------------------------------------------------------

Operating Data (in thousands unless noted)
------------------------------------------

  Refined Product Sales (barrels per day)
  ---------------------------------------
    Gasoline                                      213         193
    Distillates                                   136         140
    Residuals                                      64          58
    Other                                          43          37
                                             ----------- -----------

      Total                                       456         428
                                             =========== ===========

  Refinery Throughput (barrels per day)
  -------------------------------------
    HOVENSA - Crude runs                          461         484
    HOVENSA - AHC 50% share                       231         242
    Port Reading                                   55          52

                        ---------------------
  Refinery Utilization    Refinery Capacity
  --------------------    -----------------
    HOVENSA             (thousands of barrels
                              per day)
      Crude                      500             92.2%*      96.7%
      FCC                        150             81.9%*      92.9%
      Coker                       58             92.8%       94.5%
    Port Reading                  65             85.3%*      83.4%**
                        ---------------------

* Reflects reduced utilization from scheduled maintenance.
** Includes a storm-related interruption.

Retail Marketing
----------------
  Number of retail stations (a)                 1,354       1,254
  Convenience store revenue (in millions) (b)  $  973      $  932
  Average gasoline volume per station
   (gallons per month) (b)                        204         191

(a) Includes company operated, branded/dealer and Wilco-Hess.
(b) Company operated only.


    CONTACT: Amerada Hess Corporation
             J.R. Wilson, 212-536-8940